Exhibit 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) is made and entered into as of June 23, 2020, by and among F45 TRAINING HOLDINGS INC., a Delaware corporation (the “Borrower”), the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent and Australian Security Trustee (the “Administrative Agent”).

W I T N E S E T H :

WHEREAS, the Borrower, the other Loan Parties party thereto, the Lenders, and Administrative Agent have executed and delivered that certain Credit Agreement dated as of September 18, 2019 (as the same may be amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”).

WHEREAS, Crescent Acquisition Corp, a Delaware corporation (“Parent”), is a special purpose acquisition company incorporated in Delaware for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination. Parent has formed Function Acquisition I Corp, a Delaware corporation and a direct, wholly owned subsidiary of Parent (“First Merger Sub”) and Function Acquisition II LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of Parent (“Second Merger Sub”). Pursuant to the terms of the Specified Merger Agreement (as defined below), (a) the First Merger Sub will merge with and into the Borrower (the “First Merger”), with the Borrower being the surviving corporation of the First Merger and a direct, wholly owned subsidiary of Parent as a consequence of the First Merger, and (b) immediately following the First Merger the Borrower will merge with and into the Second Merger Sub, with the Second Merger Sub being the surviving entity of the Second Merger (Second Merger Sub, in its capacity as the surviving entity of the Second Merger, the “Surviving Entity”; such transactions, collectively, the “Specified Change of Control Transactions”).

WHEREAS, Borrower has requested that Administrative Agent and Lenders amend certain provisions of the Credit Agreement as set forth herein to permit the Specified Change of Control Transactions, and Administrative Agent and the Lenders party hereto have agreed to such amendments, subject to the terms and conditions hereof.

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, Borrower, the Administrative Agent, and the Lenders party hereto hereby covenant and agree as follows:

SECTION 1. Definitions. Unless otherwise specifically defined herein, each term used herein (and in the recitals above) which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to “hereof,” “hereunder,” “herein,” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement from and after the date hereof refer to the Credit Agreement as amended hereby.

SECTION 2. Amendment to Credit Agreement.

(a) Amendment to Section 1.01. The following definitions are hereby added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:

“Borrower Parent” means, after giving effect to the Specified Change of Control Transactions, Crescent Acquisition Corp, a Delaware corporation.

“First Amendment” means that certain First Amendment to Credit Agreement dated as of the First Amendment Effective Date by and among the Loan Parties, the Lenders, and the Administrative Agent.

“First Amendment Effective Date” means June 23, 2020.

“Specified Change of Control Transactions” has the meaning given such term in the First Amendment.

“Specified Change of Control Conditions” means (a) the Specified Change of Control Transactions are being consummated in accordance with the terms of the Specified Merger Agreement as in effect on the First Amendment Effective Date or as amended in a manner not prohibited by Section 6.11 of this Agreement, (b) the Loan Parties shall have taken all actions required by the Administrative Agent to ensure that the Liens of the Administrative Agent in the Collateral of all Loan Parties remain first priority perfected Liens securing the Secured Obligations, subject to Permitted Liens, (c) Borrower Parent shall have joined the Loan Documents as a Guarantor and a Loan Party pursuant to a Joinder Agreement and such other joinder documents as Administrative Agent may reasonably request, all of which documents shall be in form and substance reasonably satisfactory to the Administrative Agent, (d) the parties to this Agreement shall have entered into an amendment to this Agreement that is mutually acceptable to such parties to make any conforming changes necessary to contemplate the Borrower Parent being within the Loan Party structure, (e) the Surviving Entity shall have expressly assumed the obligations of the Borrower under this Agreement and the other Loan Documents pursuant to an agreement in form and substance reasonably satisfactory to the Administrative Agent, and (f) the Administrative Agent and Lenders shall have received (i) all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including USA PATRIOT Act, and a properly completed and signed IRS Form W-8 or W-9, as applicable, for the Surviving Entity and (ii) to the extent the Surviving Entity qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to the Surviving Entity at least five (5) days prior to the consummation of the Specified Change of Control Transactions (or such shorter period as the Administrative Agent may approve).

“Specified Merger Agreement” means that certain Agreement and Plan of Merger dated as of the First Amendment Effective Date, by and among Crescent Acquisition Corp, a Delaware corporation, Function Acquisition I Corp, a Delaware corporation and a direct, wholly owned subsidiary of Parent, Function Acquisition II LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of Parent, the Borrower, and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the representative, agent and attorney-in-fact of the Borrower’s stockholders thereunder.

“Surviving Entity” means Second Merger Sub (as defined in the First Amendment), which entity, for the avoidance of doubt, shall be the Borrower upon and after the consummation of the Specified Change of Control Transactions.

(b) Amendment to Section 1.01. The following definitions in Section 1.01 of the Credit Agreement are hereby amended so that they read, in their entirety, respectively, as follows:

“Change in Control” means:

(a) prior to a Qualified Public Offering, (i) Permitted Investors shall cease to own, free and clear of all Liens or other encumbrances (other than those in favor of the Administrative Agent), at least 50.1% of the outstanding Equity Interests of the Borrower on a fully diluted basis, or (ii) the occupation at any time of a majority of the seats (other than vacant seats) on the board of directors of the Borrower by Persons who were neither (x) directors of the Borrower on the date of this Agreement nor (y) nominated, ratified, appointed or approved by the board of directors of the Borrower;

(b) after a Qualified Public Offering, (i) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the date hereof) (other than the Permitted Investors), of Equity Interests representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Borrower (or, in the case of the Specified Change of Control Transactions, Borrower Parent) or (ii) the occupation at any time of a majority of the seats (other than vacant seats) on the board of directors of the Borrower (or, in the case of the Specified Change of Control Transactions, Borrower Parent) by Persons who were neither (x) directors of the Borrower or, as applicable, Borrower Parent, on the date of the Qualified Public Offering nor (y) nominated, ratified, appointed or approved by the board of directors of the Borrower or, as applicable, Borrower Parent, or (iii) after the Specified Change of Control Transactions, the Borrower Parent shall cease to own, free and clear of all Liens or other encumbrances (other than those in favor of the Administrative Agent, if any), directly, 100% of the outstanding voting Equity Interests the Borrower on a fully diluted basis and all voting rights and equivalent economic interests with respect thereto; and

(c) except in connection with a transaction permitted by this Agreement, the Borrower shall cease to own, free and clear of all Liens or other encumbrances (other than those in favor of the Administrative Agent), directly or indirectly, 100% (other than directors’ qualifying shares) of the outstanding voting Equity Interests of any Subsidiary of the Borrower on a fully diluted basis and all voting rights and equivalent economic interests with respect thereto.

“Qualified Public Offering” means (a) the issuance by Borrower or any direct or indirect parent of Borrower of its common Equity Interests in an underwritten primary public offering (other than a public offering pursuant to a registration statement on Form S-8) pursuant to an effective registration statement filed with the Securities Exchange Commission in accordance with the Securities Act that results in at least $50,000,0000 of gross proceeds to Borrower (whether alone or in connection with a secondary public offering) or (b) if permitted by Section 6.03 hereof, the Specified Change of Control Transactions.

(c) Amendment to Section 6.03(a). Section 6.03(a) of the Credit Agreement is amended to add the following as the last sentence thereof:

Anything in this Section 6.03(a) to the contrary notwithstanding, the Specified Change of Control Transactions are hereby permitted so long as the Specified Change of Control Conditions have been satisfied at the time of the consummation thereof.

(d) Amendment to Section 5.01(a), (b), and (c). Upon consummation of the Specified Change of Control Transactions, the term “Borrower” in Sections 5.01(a), (b), and (c) of the Credit Agreement shall be deemed amended to read “Borrower Parent.”

(e) Amendment to Article VI. Article VI of the Credit Agreement is amended to add the following as a new Section 6.14 at the end thereof:

Section 6.14 Holding Company Covenants. Notwithstanding anything contained in this Agreement or any other Loan Document to the contrary, from and after the consummation of the Specified Change of Control Transactions, Borrower Parent shall not (a) engage in, or commit to engage in, any business or other activities, or enter into, execute or perform any business transaction, other than (i) owning the Equity Interests in the Borrower and making investments in the Borrower, (ii) the transactions contemplated by the Specified Merger Agreement, and (iii) director and officer indemnification, employment and consulting agreements and director and officer indemnity insurance to the extent entered into in the ordinary course of business, (b) incur any Indebtedness, or (c) grant any Liens in any of its assets.

(f) Amendment to Section 6.11. Section 6.11 of the Credit Agreement is amended so that it reads, in its entirety, as follows:

Section 6.11 Amendment of Material Documents. No Loan Party will, nor will it permit any Subsidiary to, amend, modify or waive any of its rights under (a) any agreement relating to any Subordinated Indebtedness, (b) its charter, articles or certificate of organization or incorporation and bylaws or operating, management or partnership agreement, or other organizational or governing documents, or (c) the Specified Merger Agreement or any documents related thereto, in each case, to the extent any such amendment, modification or waiver would be adverse in any material respect to the Administrative Agent, Lenders, or the Loan Parties.

SECTION 3. Conditions Precedent. This Agreement shall become effective only upon satisfaction of the following conditions precedent on or before the date hereof:

(a) execution and delivery of this Agreement by the Borrower, the Administrative Agent, and the Required Lenders; and

(b) execution and delivery by the Guarantors of the Consent, Reaffirmation, and Agreement of Guarantors attached hereto.

SECTION 4. Miscellaneous Terms.

(a) Loan Document. For avoidance of doubt, the Borrower, the Administrative Agent, and the Lenders party hereto hereby acknowledge and agree that this Agreement is a Loan Document.

(b) Effect of Agreement. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding, and enforceable obligations of the Loan Parties. Except to the extent otherwise expressly set forth herein, the amendment set forth herein shall have prospective application only from and after the date of this Agreement.

(c) No Novation or Mutual Departure. The Borrower expressly acknowledges and agrees that (i) there has not been, and this Agreement does not constitute or establish, a novation with respect to the Credit Agreement or any of the other Loan Documents, or a mutual departure from the strict terms, provisions, and conditions thereof, other than with respect to the amendments contained in Section 2 above, and (ii) nothing in this Agreement shall affect or limit the Administrative Agent or any Lender’s right to demand payment of liabilities owing from any Loan Party to Administrative Agent or the Lenders under, or to demand strict performance of the terms, provisions and conditions of, the Credit Agreement and the other Loan Documents, to exercise any and all rights, powers, and remedies under the Credit Agreement or the other Loan Documents or at law or in equity, or to do any and all of the foregoing, immediately at any time after the occurrence of a Default or an Event of Default under the Credit Agreement or the other Loan Documents.

(d) Ratification. The Borrower (i) hereby restates, ratifies, and reaffirms each and every term, covenant, and condition set forth in the Credit Agreement and the other Loan Documents to which it is a party effective as of the date hereof and (ii) restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof and with specific reference to this Agreement and any other Loan Documents executed or delivered in connection herewith (except with respect to representations and warranties made as of an expressed date, in which case such representations and warranties shall be true and correct in all material respects as of such date).

(e) No Default. To induce the Administrative Agent and the Lenders to enter into this Agreement and to continue to make advances pursuant to the Credit Agreement (subject to the terms and conditions thereof), the Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default, and (ii) no right of offset, defense, counterclaim, claim, or objection in favor of the Borrower or any other Loan Party or arising out of or with respect to any of the Loans or other obligations of any Borrower or any other Loan Party owed to the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document.

(f) Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. This Agreement may be executed by each party on separate copies, which copies, when combined so as to include the signatures of all parties, shall constitute a single counterpart of the Agreement.

(g) Fax or Other Transmission. Delivery by one or more parties hereto of an executed counterpart of this Agreement via facsimile, telecopy or other electronic method of transmission pursuant to which the signature of such party can be seen (including Adobe Corporation’s Portable Document Format or PDF) shall have the same force and effect as the delivery of an original manually executed counterpart of this Agreement or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Any party delivering an executed counterpart of this Agreement by facsimile or other electronic method of transmission shall also deliver an original executed counterpart thereof, but the failure to do so shall not affect the validity, enforceability, or binding effect of this Agreement. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form.

(h) Recitals Incorporated Herein. The preamble and the recitals to this Agreement are hereby incorporated herein by this reference.

(i) Section References. Section titles and references used in this Agreement shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

(j) Further Assurances. The Borrower agrees to take, at Borrower’s expense, such further actions as Administrative Agent shall reasonably request from time to time to evidence the amendments set forth herein and the transactions contemplated hereby.

(k) Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

(l) Severability. Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

[SIGNATURES ON FOLLOWING PAGES.]

IN WITNESS WHEREOF, the Borrower, the Administrative Agent, and the Lenders party hereto have caused this Agreement to be duly executed under seal by its duly authorized officer as of the day and year first above written.

BORROWER:

F45 TRAINING HOLDINGS INC., a Delaware
corporation

By:	/s/ Adam Gilchrist
Name:	Adam Gilchrist
Title:	Chief Executive Officer

[JPMORGAN/F45 – FIRST AMENDMENT TO AND CONSENT UNDER CREDIT AGREEMENT]

ADMINISTRATIVE AGENT AND LENDERS:

JPMORGAN CHASE BANK, N.A., individually, and as Administrative Agent, Australian Security Trustee, Lender, Swingline Lender and Issuing Bank

By:	/s/ Eleftherios Karsos
Name:	Eleftherios Karsos
Title:	Authorized Officer

[JPMORGAN/F45 – FIRST AMENDMENT TO AND CONSENT UNDER CREDIT AGREEMENT]

CONSENT, REAFFIRMATION, AND AGREEMENT OF GUARANTORS

Each of the undersigned (a) acknowledges receipt of the foregoing First Amendment to Credit Agreement (the “Agreement”); (b) consents to the execution and delivery of the Agreement; and (c) reaffirms all of its obligations and covenants under the Credit Agreement (as defined in the Agreement) or the Guarantees, as applicable (in each case, as amended, restated, supplemented, or otherwise modified from time to time) and all of its other obligations under the Loan Documents to which it is a party, and, agrees that none of its obligations and covenants shall be reduced or limited by the execution and delivery of the Agreement or any of the other instruments, agreements or other documents executed and delivered pursuant thereto.

This Consent, Reaffirmation, and Agreement of Guarantors (this “Consent”) may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. This Consent may be executed by each party on separate copies, which copies, when combined so as to include the signatures of all parties, shall constitute a single counterpart of the Consent. Delivery by one or more parties hereto of an executed counterpart of this Consent via facsimile, telecopy or other electronic method of transmission pursuant to which the signature of such party can be seen (including Adobe Corporation’s Portable Document Format or PDF) shall have the same force and effect as the delivery of an original manually executed counterpart of this Consent or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Any party delivering an executed counterpart of this Consent by facsimile or other electronic method of transmission shall also deliver an original executed counterpart thereof, but the failure to do so shall not affect the validity, enforceability, or binding effect of this Consent. The words “execution,” “signed,” “signature,” and words of like import in this Consent shall be deemed to include electronic signatures or the keeping of records in electronic form.

This Consent, Reaffirmation, and Agreement of Guarantors shall be deemed executed under seal.

As of June 23, 2020

GUARANTORS:

F45 TRAINING CANADA LIMITED

By:	/s/ Adam Gilchrist
Name:	Adam Gilchrist
Title:	Chief Executive Officer

[JPMORGAN/F45 – FIRST AMENDMENT TO AND CONSENT UNDER CREDIT AGREEMENT]

F45 UNITED, LLC

By:	/s/ Adam Gilchrist
Name:	Adam Gilchrist
Title:	Director

F45 U, LLC

By:	/s/ Adam Gilchrist
Name:	Adam Gilchrist
Title:	Director

F45 TRAINING INCORPORATED

By:	/s/ Adam Gilchrist
Name:	Adam Gilchrist
Title:	Chief Executive Officer

Executed by F45 AUS HOLD CO PTY LTD ACN 620 135 426 in accordance with section 127 of the Corporations Act 2001:

/s/ Adam Gilchrist	/s/ Chris Payne
Director/company secretary	Director

Adam Gilchrist	Chris Payne
Name of director/company secretary	Name of director
(BLOCK LETTERS)	(BLOCK LETTERS)

[JPMORGAN/F45 – FIRST AMENDMENT TO AND CONSENT UNDER CREDIT AGREEMENT]

Executed by FLYHALF AUSTRALIA HOLDING COMPANY PTY LTD ACN 632 249 131 in accordance with section 127 of the Corporations Act 2001:

/s/ Adam Gilchrist	/s/ Chris Payne
Director/company secretary	Director

Adam Gilchrist	Chris Payne
Name of director/company secretary	Name of director
(BLOCK LETTERS)	(BLOCK LETTERS)

Executed by FLYHALF ACQUISITION COMPANY PTY LTD ACN 632 252 110 in accordance with section 127 of the Corporations Act 2001:

/s/ Adam Gilchrist	/s/ Chris Payne
Director/company secretary	Director

Adam Gilchrist	Chris Payne
Name of director/company secretary	Name of director
(BLOCK LETTERS)	(BLOCK LETTERS)

Executed by F45 HOLDINGS PTY LTD ACN 616 570 506 in accordance with section 127 of the Corporations Act 2001:

/s/ Adam Gilchrist	/s/ Chris Payne
Director/company secretary	Director

Adam Gilchrist	Chris Payne
Name of director/company secretary	Name of director
(BLOCK LETTERS)	(BLOCK LETTERS)

Executed by F45 ROW HOLD CO PTY LTD ACN 620 135 480 in accordance with section 127 of the Corporations Act 2001:

/s/ Adam Gilchrist	/s/ Chris Payne
Director/company secretary	Director

Adam Gilchrist	Chris Payne
Name of director/company secretary	Name of director
(BLOCK LETTERS)	(BLOCK LETTERS)

[JPMORGAN/F45 – FIRST AMENDMENT TO AND CONSENT UNDER CREDIT AGREEMENT]

Executed by F45 TRAINING PTY LTD ACN 162 731 900 in accordance with section 127 of the Corporations Act 2001:

/s/ Adam Gilchrist	/s/ Chris Payne
Director/company secretary	Director

Adam Gilchrist	Chris Payne
Name of director/company secretary	Name of director
(BLOCK LETTERS)	(BLOCK LETTERS)

[JPMORGAN/F45 – FIRST AMENDMENT TO AND CONSENT UNDER CREDIT AGREEMENT]